UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K/A

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2020
______________________________

FB FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Tennessee	001-37875		62-1216058
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)
211 Commerce Street, Suite 300 Nashville, Tennessee		37201
(Address of principal executive offices)		(Zip Code)

(615) 564-1212
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	FBK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

This Amendment No. 1 to the current report on Form 8-K filed on April 27, 2020 (the “Original Form 8-K”) amends the Original Form 8-K solely to provide information relative to the rescheduled FB Financial Corporation (the “Company”) conference call to discuss the first quarter results.

Item 7.01 Regulation FD Disclosure.

Due to technical difficulties experienced by the teleconference vendor hosting the call, the conference call has been rescheduled for Wednesday, April 29, 2020 at 8:00 a.m. Central Standard Time. No other changes have been made to the Original Form 8-K. This Amendment No. 1 should be read in conjunction with the Original Form 8-K. A copy of the press release providing information relative to the rescheduled conference call is furnished as Exhibit 99.1 to this current report on Form 8-K/A.

The information contained in this Current Report on Form 8-K and in Exhibit 99.1 furnished herewith shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any filings made by the Company pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.    Financial Statements and Exhibits.

Exhibit Index

Exhibit No.            Description of Exhibit

99.1             Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

By:    /s/ Michael M. Mettee
Michael M. Mettee
Interim Chief Financial Officer

Date: April 28, 2020